SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  July 19, 2002


                  MODINE MANUFACTURING COMPANY
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373              39-0482000
---------------------     ----------------     ----------------------
   (State or other          (Commission          (I.R.S. Employer
   jurisdiction of          File Number)        Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
-----------------------------------------         -----------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
                                                -----------------


                         NOT APPLICABLE
---------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 6 pages

Item 5.  Other Information.
         -----------------

     On July 17, 2002, Modine's Board of Directors authorized the redemption of the rights issued pursuant to the Company's 1986
Shareholder Rights Plan, which was renewed in 1996.

     A copy of the relevant news release is attached hereto as
Exhibit 20.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------


Reference Number
per Item 601 of
Regulation S-K                                                     Page
----------------                                                   ----

      1             Not applicable.

      2             Not applicable.

      4(a)          Rights Agreement dated as of
                    October 16, 1986 between the Registrant
                    and First Chicago Trust Company of New
                    York [formerly the First National Bank
                    of Chicago] (Rights Agent) (filed by
                    reference to the Exhibit contained in
                    the Registrant's Annual Report on Form
                    10-K for the fiscal year ended March 31,
                    2002).

      4(b)(i)       Rights Agreement Amendment No. 1 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

      4(b)(ii)      Rights Agreement Amendment No. 2 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

      4(b)(iii)     Rights Agreement Amendment No. 3 dated
                    as of October 15, 1996 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2001).

Reference Number
per Item 601 of
Regulation S-K                                                     Page
----------------                                                   ----

      4(b)(iv)      Rights Agreement Amendment No. 4 dated
                    as of November 10, 1997 between the
                    Registrant and Norwest Bank Minnesota,
                    N.A., [now known as Wells Fargo Bank
                    Minnesota, N.A.] (Rights Agent) (filed
                    by reference to the Registrant's Annual
                    Report on Form 10-K for the fiscal year
                    ended March 31, 2002).

      4(c)          Bank One Credit Agreement dated
                    April 17, 2002 (filed by reference to
                    the Registrant's Annual Report on Form
                    10-K for the fiscal year ended March 31,
                    2002).

                    Note:  The amount of long-term debt
                    ----
                    authorized under any instrument
                    defining the rights of holders of
                    long-term debt of the Registrant,
                    other than as noted above, does not
                    exceed ten percent of the total assets
                    of the Registrant and its subsidiaries
                    on a consolidated basis.  Therefore, no
                    such instruments are required to be
                    filed as exhibits to this Form.  The
                    Registrant agrees to furnish copies of
                    such instruments to the Commission upon
                    request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing            6
                    Manufacturing Company dated
                    July 19, 2002.

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2002

                              MODINE MANUFACTURING COMPANY


                              By:   D. R. JOHNSON
                                  -------------------------------
                                   D. R. Johnson, Chairman
                                   and Chief Executive Officer


                              By:   D. R. ZAKOS
                                  -------------------------------
                                   D. R. Zakos, Vice President,
                                     General Counsel, and
                                     Secretary